UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 17, 2021

RADIANT LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35392	04-3625550
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Triton Towers Two

Seventh Floor

700 S. Renton Village

Renton, Washington 98057

(Address of principal executive offices) (Zip Code)

(425) 462-1094

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	RLGT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2021, the stockholders of Radiant Logistics, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”) at the 2021 annual meeting of stockholders (the “Annual Meeting”). The Board previously approved the 2021 Plan, subject to approval by the Company’s stockholders, on September 27, 2021.

The 2021 Plan became effective immediately upon approval by the Company’s stockholders and will expire on November 16, 2031, unless terminated earlier by the Board. The 2021 Plan replaces the 2012 Radiant Logistics, Inc. Stock Option and Performance Award Plan (which we refer to as the “2012 Plan”). The remaining shares available for grant under the 2012 Plan will roll over into the 2021 Plan, and no new awards will be granted under the 2012 Plan. The terms of the 2012 Plan, as applicable, will continue to govern awards outstanding under the 2012 Plan, until exercised, expired, paid or otherwise terminated or canceled. Other than the 2012 Plan, we have no other equity compensation plans under which equity awards can be granted.

The 2021 Plan will permit the Audit and Executive Oversight Committee to grant to eligible employees, non-employee directors and consultants of the Company non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units (also known as RSUs), deferred stock units (also known as DSUs), performance awards, non-employee director awards, other cash-based awards and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock to be authorized for issuance under the 2021 Plan is 3,250,000 shares, plus (i) shares of our common stock remaining available for issuance under the 2012 Plan as of the date of stockholder approval of the 2021 Plan, but not subject to outstanding awards as of such date, plus (ii) the number of additional shares of our common stock subject to awards outstanding under the 2012 Plan as of the date of stockholder approval of the 2021 Plan that are subsequently forfeited, cancelled, expire or otherwise terminate without the issuance of such shares of our common stock after such date (which may otherwise be returned and available for grant under the term of the 2012 Plan and 2021 Plan).

The foregoing summary of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2021 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2021 Plan can be found in the definitive proxy statement for the Company’s Annual Meeting filed with the Securities and Exchange Commission on October 1, 2021 as updated by additional definitive proxy materials filed with Securities and Exchange Commission on November 5, 2021.

Also on November 17, 2021, the Board and the Audit and Executive Oversight Committee approved forms of award agreements for use in granting options, performance units and restricted stock unit awards under the 2021 Plan. These forms are filed as Exhibits 10.2 through 10.7 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on November 17, 2021, the holders of our outstanding common stock took the actions described below. As of the record date for the annual meeting, 49,918,305 shares of common stock were issued and outstanding, each entitled to one vote per share.

1.
The stockholders elected Bohn H. Crain, Richard P. Palmieri, Michael Gould and Kristin Toth Smith to serve on our board of directors until the 2022 annual meeting of stockholders and their successors have been duly elected and qualified. The results of the voting are as follows:

Name	For	Against	Abstain	Broker Non-Votes
Bohn H. Crain	33,744,328	3,205,419	37,895	6,442,929
Richard P. Palmieri	32,133,475	4,817,120	37,047	6,442,929
Michael Gould	32,651,561	4,299,382	36,699	6,442,929
Kristin Toth Smith	35,659,208	1,291,139	37,295	6,442,929
2.
The stockholders approved a proposal to ratify the selection of BDO USA, LLP as our independent auditor for the 2022 fiscal year. The results of the voting are as follows:

For	Against	Abstain	Broker Non-Votes
43,214,432	80,022	136,117	None

3.
The stockholders approved, on an advisory basis, our executive compensation. The results of the voting are as follows:

For	Against	Abstain	Broker Non-Votes
35,717,281	1,212,913	57,448	6,442,929
4.
The stockholders approved the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan. The results of the voting are as follows:

For	Against	Abstain	Broker Non-Votes
33,431,527	3,492,183	63,932	6,442,929

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.	Description

10.1	Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (filed herewith)

10.2	Form of Employee Restricted Stock Unit Award Agreement for use with the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (filed herewith)

10.3	Form of Employee Restricted Stock Unit Award Agreement (Canada) for use with the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (filed herewith)

10.4	Form of Non-Employee Director Restricted Stock Unit Award Agreement for use with the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (filed herewith)

10.5	Form of Employee Performance Unit Award Agreement for use with the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (filed herewith)

10.6	Form of Employee Non-Statutory Option Award Agreement for use with the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (filed herewith)

10.7	Form of Non-Employee Director Non-Statutory Option Award Agreement for use with the Radiant Logistics, Inc. 2021 Omnibus Incentive Plan (filed herewith)

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: November 23, 2021	By:	/s/ Todd Macomber
Todd Macomber
Senior Vice President and Chief Financial Officer